EXHIBIT 10.39

                    STOCK PURCHASE AGREEMENT


      This Stock Purchase Agreement (this "Agreement") is made and entered into as of the 11th day of December, 1997, by and between
Showboat   Development   Company,  a  Nevada   corporation   (the
"Seller"),  and  Futuresouth, Inc., a Missouri  corporation  (the
"Buyer").

                            RECITALS

      A. Seller is the owner of 100 shares of common stock (the "Shares"), $1.00 par value (the "Common Stock"), of Showboat Lemay, Inc., a Nevada corporation (the "Company"). The Shares represent one hundred percent (100%) of the total outstanding Common Stock, equity and ownership of the Company.

      B.    Company  is the general partner of Southboat  Limited
Partnership (the "Partnership").

      C. Buyer desires to acquire the Shares from Seller upon the terms and conditions hereinafter set forth.

      D. Seller desires to sell the Shares upon the terms and conditions hereinafter set forth.

      Now, Therefore, for and in consideration of the premise and mutual covenants, agreements, understandings, undertakings, representations, warranties and promises, and subject to the conditions hereinafter set forth, and intending to be legally bound thereby, the parties do hereby covenant and agree that the Recitals set forth above are true and accurate, and further covenant and agree as follows:

                            ARTICLE I
                   PURCHASE AND SALE OF SHARES

1.1   PURCHASE AND SALE

      Subject to the provisions hereof, on the Closing Date (as hereinafter defined), Seller shall sell, transfer, assign and deliver the Shares to Buyer, and Buyer shall buy the Shares from Seller.

1.2   CONSIDERATION

      In consideration of the sale of the Shares to Buyer, Buyer shall pay the sum of One Hundred Ten Dollars and 00/100th Dollars
($110.00) and other consideration provided herein.

1.3   REIMBURSEMENT OF EXPENSES

      a. Seller represents and warrants that Seller has incurred approximately $4.8 million in direct out-of-pocket expenses in connection with development of the Project, which expenses are described on SCHEDULE 1.3 attached hereto (the "Seller Development Costs").
          SCHEDULE  1.3  is  a  complete listing  of  the  Seller
          Development Costs. Seller represents the Seller Development Costs were incurred in (i) developing the plans for the proposed riverboat casino complex, (ii) obtaining financing commitments for the riverboat casino complex, (iii) coordinating interactions with and making applications and presentations to the Missouri Gaming Commission for a gaming license, and
          (iv) coordinating interactions with and making applications and presentations to St. Louis County, for selection and negotiation of a lease for riverboat casino site. The Seller Development Costs do not include Seller's soft costs for which no reimbursement is contemplated. Seller agrees upon the request of the Partnership to provide the Partnership with such documentation of the Seller Development Costs as may be requested.

      b. Buyer has advised Seller that Buyer intends to transfer the general partner interest held by the Company in the Partnership to another gaming operator (the "New Gaming Operator"). Buyer recognizes that the work previously done on the Project and the Project Documents by Seller and the incurrence of the Seller Development costs in performing such work will have considerable value to the Partnership and may save the Partnership money in connection with completing the Project. Within 60 days after Buyer brings a New Gaming Operator into the Partnership, Buyer, Seller and the New Gaming Operator shall meet and attempt to reach agreement in good faith on the dollar amount of the Seller Development Costs to be reimbursed to Seller in light of Seller's efforts, time and energies in securing, negotiating, developing and maintaining the Project and the Project Documents, and that amount (which may not exceed the Seller Development Costs) shall be the amount to be reimbursed to Seller (this amount is referred to as the "Adjusted Reimbursement Costs").

      c. In the event that the Seller and the Partnership can not agree on the amount of the Adjusted Reimbursement Costs, either the Seller or the Partnership may request that the issue be submitted to binding arbitration, and be referred to a panel of three neutral arbitrators for final determination pursuant to the Commercial Rules of the American Arbitration Association (the "AAA"). Such arbitration will be administered by the AAA and held in St. Louis, Missouri. Any such arbitration will be initiated by a written request for arbitration delivered by one party to the other and to the AAA. The arbitrators will be attorneys with gaming experience selected in accordance with the rules of the AAA. The hearing will begin sixty (60) days after the arbitrators are selected, and a final decision or award will be made within thirty (30) days of the closing of the hearing. The decision or award and the basis therefor will be in writing and delivered to the parties. The final decision will be binding on Seller and the Partnership and enforceable in any court of law having jurisdiction. Each party shall bear its own costs incurred in connection with the arbitration.

      d. If the riverboat casino project (the "Project") (the term Project as used in this Agreement includes all aspects of the riverboat gaming project including but not limited to the Lease of the site with the St. Louis County Port Authority) contemplated by the Southboat Limited Partnership Agreement is completed and opens for gaming business, the Partnership shall, if permitted by law and by the and the rules and regulations of the Missouri Gaming Commission, pay to Seller an amount equal to the Adjusted Reimbursement Cost (without interest) payable only in the manner set forth in this paragraph. The Partnership shall pay five percent (5%) of its net earnings as computed in accordance with generally accepted accounting principles before taking into account depreciation and amortization (on intangible assets). Moreover, Buyer shall have been fully reimbursed for the $500,000 in development costs that Buyer has invested in the Project before any Adjusted Reimbursement Costs are paid to Seller. Partnership payments pursuant to this paragraph shall be made annually within 120 days after the close of its fiscal year.

      e. The Adjusted Reimbursement Costs are payable only to the extent that all terms and conditions in this
          Section 1.3 are satisfied, otherwise the Seller is irrevocably waiving any right to recover the Seller Development Costs and the Adjusted Reimbursement Costs. For example, without limiting the preceding sentence, Seller forfeits all right to recover the Seller Development Costs and the Adjusted Reimbursement Costs if the Project does not open for business, or if the Partnership is not legally permitted to make said payments. Seller also acknowledges that it is irrevocably waiving any right to recover that amount by which the Seller Development Costs exceed the Adjusted Reimbursement Costs.

      f. Seller represents and warrants that it is the sole owner of the Seller Development Costs and that no other person has any rights to recover the Seller Development Costs from Buyer or the Partnership. Seller agrees to indemnify and hold Buyer and the Partnership harmless with respect to any claims made against them for recovery of any of the Seller Development Costs, excluding the Partnership's obligations to Seller under this Section 1.3.


                           ARTICLE II
                             CLOSING

2.1   CLOSING DATE

      The closing (the "Closing") under this Agreement for the purchase and sale of the Shares shall be at the offices of the Company, unless otherwise agreed to in writing by each of the parties hereto, on December 12, 1997 (the "Closing Date"). The Closing shall take place at 10:00 a.m. Pacific Standard Time on the Closing Date.

2.2   SELLER'S CLOSING DOCUMENTS

      At the Closing, Seller shall deliver to Buyer the following documents:

      a. the certificate representing all of the Shares duly endorsed in blank;

      b. a certified resolution of the Company removing all officers and directors appointed by the Company and replacing said officers and directors with officers and directors identified by Buyer as of the Closing; and

      c.  an    executed   amendment   to   the    articles    of
          incorporation of the Company changing the name of the Company to Southboat Lemay, Inc.; and

      d.  the Project Documents (as defined in section 7.1).

2.3   PURCHASER'S CLOSING DOCUMENTS

      a. At the Closing, Buyer shall deliver to Seller the amount of One Hundred Ten Dollars and 00/100th Dollars
          ($110.00).

      b. At the Closing, Buyer shall cause to be delivered to Seller a faxed copy of a letter signed by the St. Louis County Port Authority addressed to the Bank of New York in the form attached hereto directing the release from escrow of Seller's Security Deposit and Guarantees (with original to be delivered by overnight delivery to Seller's counsel).

                           ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller hereby makes the following representations and warranties to Buyer, and Seller warrants that the following are true and accurate on the date hereof and will be true and accurate at all times thereafter through the Closing Date.

3.1   TITLE TO SHARES

      Seller is the record and beneficial owner of the Shares, free and clear of all liens, encumbrances, security agreements, options, charges, restrictions or any other claims of any type, kind or nature whatsoever. The Shares are fully paid and nonassessable and have been duly and validly issued by Company, and were not issued in violation of any preemptive rights.

3.2   AUTHORITY

      Seller has the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement, including the sale and delivery of the Shares to Buyer.

3.3   BINDING NATURE OF AGREEMENT

      This Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

3.4   NO VIOLATION

      Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Seller will conflict with, or result in a breach of or default under, any of the terms or provisions of (i) any agreement, note, indenture, mortgage, deed of trust, instrument lease or franchise to which Seller is a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Seller or any of its assets or properties.

3.5   NO COMPANY LIABILITIES

      The Company has no liabilities as of the date hereof other than the Box Suite Lease and Ticket Option Agreement between the Rams Football Company, Inc. and the Company, and Seller represents that all amounts then due under said agreements through the Closing Date have been paid. For purposes of this Agreement the term "liabilities" shall include without limitation any direct or indirect liability or obligation, indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, either accrued, absolute, contingent, mature, not mature or otherwise.

3.6   NO COMMISSION OR FINDER'S FEE

      Seller has not dealt with any broker or finder in connection with the Project (which term includes the Lease) or any of the transactions contemplated by this Agreement other than a consulting agreement with Jeffrey A. Boughrum (a copy of which was provided to Buyer on December 8, 1997), and no broker or other person is entitled to any commission or finder's fee in connection with such transactions or the Project. Seller is solely responsible for paying all amounts owed to Jeffrey A. Boughrum pursuant to his Consulting Agreement with Seller dated August 15, 1997, or otherwise, and Seller agrees to indemnify and hold Buyer and the Partnership harmless with respect to all amounts owed to Jeffrey A. Boughrum.

3.7   NO REPRESENTATIONS UNTRUE

      No representation made by Seller in this Agreement contain or will contain any untrue statement of material fact or omit to state any material fact known to Seller necessary to make any statement, warranty or representations not misleading to Buyer. Seller knows of no material facts or conditions adversely affecting the value of the Shares, which have not been disclosed to Buyer. Except as set forth in this Agreement, Seller does not make any representations or warranties to Buyer.

3.8   NO FUTURE INTERESTS

      Seller hereby represents and warrants that it has conducted all necessary due diligence with respect to the subject matter of this Agreement, including its own investigation of the future prospects of the Project and hereby represents and warrants that it is freely and voluntarily entering into the transactions described in this Agreement based solely on its own due diligence. Seller acknowledges that it is not relying on any representations by Buyer in entering into this transaction, and that it has no basis to rescind this transaction or seek other relief against the Buyer or the Partnership in the event that the Partnership is able to obtain a gaming license (except for any payments made pursuant to Section 1.3. Seller represents and warrants that it fully understands that it is permanently terminating all interest it has in the Project, the Project Documents and the Partnership and that it will have no interest of any kind in the Project, the Project Documents or the Partnership and no right to payments of any kind (except for any payments made pursuant to Section 1.3) in the event that the
Partnership is able to obtain a gaming license and open the Project for a gaming business. Without limiting the foregoing,
Seller acknowledges that it has no rights in the gaming application fee paid to the Missouri Gaming Commission and that all rights in said fees now belong to the Partnership.

3.9   ALL COMPANY AND PARTNERSHIP AGREEMENTS DISCLOSED

      Attached hereto as SCHEDULE 3.9 is a list of all agreements under which either the Company or the Partnership has any future obligations. A copy of all agreements listed on SCHEDULE 3.9 is attached to said Schedule. Seller represents that the agreements listed on SCHEDULE 3.9 and attached hereto are true and complete copies of the agreements that are binding on Company and/or the Partnership, and that there are no amendments, side agreements or other undisclosed agreements that would change the terms of any of the attached agreements, and that there are no defaults under said agreements. Seller further warrants that Company and the Partnership have paid all amounts due under the agreements listed on SCHEDULE 3.9 through the Closing Date.

3.10  ALL LIABILITIES DISCLOSED

      The Partnership has no liabilities (as defined in section 3.5), except for those disclosed on SCHEDULE 3.10 attached hereto. Without limiting the foregoing, the Seller represents that neither the Partnership, nor the Company has any obligation to make any payments, grant any equity interests in the Project or pay any other consideration to any person in the event that the Partnership is able to open a gaming business.

3.11  PROPERTY

      Attached hereto as SCHEDULE 3.11 is a list of all property owned or leased by the Company or by the Partnership (the "Property"). Seller warrants that the Company or the Partnership holds good title to all of the Property free and clear of all liens, claims and encumbrances. Seller shall cooperate in taking any actions necessary to vest title and control of the Property in Buyer, such as changing signature cards on bank accounts.


3.12  TAX RETURNS

      The Company and the Partnership have filed all tax returns that were due prior to the Closing Date and have paid all taxes that are owed by the Company or the Partnership for all periods prior to the Closing Date. There is no pending audit concerning any Company or Partnership tax returns. The representations in this section apply to all taxes applicable to the Company and the Partnership, including without limitation all federal, state (Nevada and Missouri) and local income, franchise, property and gaming taxes.

3.13  OWNERSHIP OF COMPANY

      The 100 Shares being transferred to Buyer constitute all outstanding stock that has been issued by Company. Company has no other outstanding stock and has no obligation, contingent or otherwise, to issue any stock to any person. Without limiting the foregoing, Company warrants that it has not issued any warrants or stock options.

3.14  OWNERSHIP OF PARTNERSHIP

      Company owns an 80% interest in the Partnership ("Company's 80% Partnership Interest"), and Buyer by acquiring ownership of Company will be acquiring ownership of 100% of the Partnership. Company's 80% Partnership Interest is free and clear of all liens, encumbrances, security agreements, options, charges, restrictions or any other claims of any type, kind or nature whatsoever. Company's 80% Partnership Interest and Buyer's 20% interest in the Partnership constitute the entire equity interest in the Partnership, and the Partnership has no obligation, contingent or otherwise, to issue any equity interest to any person.

3.15  COMPANY

      Company is duly organized under the laws of the State of Nevada, is qualified to do business in the State of Missouri, and is in good standing in the States of Nevada and Missouri.

3.16  COMPLIANCE WITH LAW

      Seller represents and warrants that Seller, Company and the
Partnership   have   not  violated  any  laws   or   governmental
regulations in connection with their activities to establish a gaming business in Missouri.

3.17  DISCLOSURE UNDER PARTNERSHIP AGREEMENT

      Except as disclosed on Schedule 3.17 Seller has no involvement in any gaming projects in the State of Missouri or in East St. Louis, Illinois other than the Project.

                           ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer makes the following representations and warranties to Seller, and Buyer hereby warrants that the following are true and accurate on the date hereof and will be true and accurate at all times thereafter through the Closing Date.

4.1   AUTHORITY

      Buyer has the full right, power, legal capacity and authority to enter into, and perform its obligations under this Agreement.

4.2   BINDING NATURE OF AGREEMENT

      This Agreement constitutes the valid and binding obligations of Buyer, enforceable against Buyer in accordance with its terms.

4.3   DIFFERENCE IN FACTS

      Buyer hereby represents and warrants that it has conducted all necessary due diligence with respect to the subject matter of this Agreement and hereby represents and warrants that it accepts the Company "as is" and accepts that any and all liabilities and/or obligations of the Company for any and all acts committed prior to the purchase of the Shares contemplated by this Agreement, except that nothing herein shall be deemed to release Seller from any liability that it has for its obligations, representations and warranties in this Agreement.

4.4   NO VIOLATION

      Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof by Buyer will conflict with, or result  in  a  breach of or default under, any of  the  terms  or provisions of: (i) any agreement, note, indenture, mortgage, deed of trust, instrument, lease or franchise to which Buyer is a party or by which it or any of its assets or properties are bound; or (ii) any law, judgment, order, arbitration award, rule, regulation, ordinance, writ, injunction or decree of any governmental agency or instrumentality or court applicable to or having jurisdiction over Buyer or any of its assets or properties.

4.5   NO RELIANCE

      Buyer acknowledges that Seller has not made and does not make any representations or warranties concerning the past or future performance of the Company, except for any representations set forth in this Agreement. In making its investment decision, Buyer has relied upon its own examination of the Company, including the merits and risks involved. Buyer has consulted its own attorney, business advisor or tax advisor as to legal, business or tax advice. Buyer possesses sufficient business probity and sophistication to assess the risks of purchasing the Shares or has consulted with persons of its own choosing who possess such probity and sophistication to advise Buyer of the risks attendant to the investment called for under this Agreement.

4.6   INVESTMENT INTENT

      Buyer is acquiring the Shares for its own account, for investment and not with a view to the resale or distribution thereof, and Buyer understands the nature and effect of this representation.

4.7   NO COMMISSION OR FINDER'S FEE

      Buyer has not dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and to the best of its knowledge, no broker or other person is entitled to any commission or finder's fee in connection with such transactions.

4.8   NO REPRESENTATIONS UNTRUE

      No representation made by Buyer in this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact known to Buyer necessary to make any statement, warranty or representation not misleading to Seller. Except as set forth in this Agreement, Buyer does not make any representations or warranties to Seller.

                            ARTICLE V
          CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

5.1   SATISFACTION OF CONDITIONS PRECEDENT

      The obligation of Seller to sell and transfer the Shares under this Agreement is subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article
V. Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any of its other rights or remedies, at law or in equity, if Buyer should be in default of any of its representations, warranties, or covenants under this Agreement.

5.2   RETURN OF SECURITY DEPOSIT

      Seller shall have received a faxed copy of a letter in the form attached to this Agreement signed by the St. Louis County Port Authority irrevocably instructing the Bank of New York to deliver the $750,000 security deposit plus interest earned thereon deposited in the St. Louis County Port Authority/Southboat Limited Partnership escrow account at the Bank of New York, Account Number 484299 thereon to Seller. Buyer, the Company and the Partnership hereby waive any and all claims they may have to share in said security deposit and interest earned thereon. Seller represents and warrants to Buyer, the Partnership and the St. Louis County Port Authority that all sums owing to the Bank of New York and to any predecessor escrow agent under the Escrow Agreement dated October 13, 1995 by and between the St. Louis County Port Authority, the Partnership and Boatmen's Trust Company at any time through termination of the Escrow Agreement have been paid in full, and Seller agrees it is solely responsible for paying all amounts, if any, still owing to the Escrow Agent under said Escrow Agreement.

5.3   RELEASE OF GUARANTEES

      Seller shall have received a faxed copy of a letter in the form attached to this Agreement signed by the St. Louis County Port Authority irrevocably instructing the Bank of New York to deliver to Seller the Guarantee of Minimum Rent and the Completion Guarantee, each dated as of October 13, 1995.

                           ARTICLE VI
           CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

6.1   SATISFACTION OF CONDITIONS PRECEDENT

      The obligation of Buyer to purchase the Shares under this Agreement is subject to the satisfaction, on or before the Closing Date, of all the conditions set forth in this Article VI. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any of its other rights or remedies, at law or in equity, if Seller should be in default of any of its representations, warranties, or covenants under this Agreement.

6.2   REPRESENTATIONS AND WARRANTIES

      All representations and warranties by Seller in this Agreement shall be true and correct as of the Closing Date and Seller shall have performed all of its obligations under this Agreement which are to be performed on or before Closing.

6.3   ACCEPTANCE OF FUTURESOUTH

      The  St.  Louis County Port Authority shall  have  provided
Seller with its written consent and acceptance of Buyer as the controlling shareholder of Company, subject to such terms and conditions as are acceptable to Buyer.

                           ARTICLE VII
                 ADDITIONAL COVENANTS BY SELLER

7.1   DELIVERY OF PROJECT DOCUMENTS

      (a) Seller shall deliver to Buyer at or prior to Closing all books, records and other documents in the possession of or under the control of Seller, the Company, the Partnership, or any of their affiliates, that relate to the Project or the business of the Company or the Partnership, including, but not limited to, all engineering studies, architectural and engineering drawings and plans, elevations, site studies, Coast Guard permit applications, if any, the Partnership's Missouri Gaming Commission application, title insurance commitments, surveys, environmental reports, market studies, information, presentations and other material used for any attempts to sell the Project or any part thereof, agreements, the Company's corporate minute books, the Company's and the Partnership's tax returns and all correspondence (collectively, the "Project Documents"). To the extent not delivered at Closing, Seller has a continuing obligation after Closing to supply such Project Documents to
Buyer. Seller forfeits its right to receive the Adjusted Reimbursement Costs if Buyer has not received substantially all of the Project Documents within 30 days after the Closing Date. Seller is assigning all of its right, title and interest in the Project Documents to Buyer. Seller does not represent or warrant the completeness, accuracy of the contents or usefulness of any of the Project Documents. Buyer either possesses sufficient business probity and sophistication to assess the risks of relying on the Project Documents or has consulted with persons of its own choosing who possess such probity and sophistication to advise Buyer of the risks attendant to the reliance on the Project Documents. Seller agrees to make available at Buyer's expense employees of Seller who have knowledge of the Project Documents upon the written request of Buyer and upon the mutual agreement of Seller and Buyer.

      (b) Seller further represents that Buyer has not pledged, mortgaged, hypothecated or transferred the Project Documents and there are no payments due to anyone if the Project Documents are used by Buyer. Seller hereby irrevocably consents to Buyer having access to and use of all Project Documents, and Seller shall if requested by Buyer, at Buyer's expense, provide any consents that may be reasonable required by third parties in order for Buyer to use and have access to the Project Documents. Without limiting the preceding sentence, Seller hereby authorizes the Missouri Gaming Commission to disclose the Partnership's gaming application and all materials related thereto (other than the personal disclosure gaming applications filed by officers, directors and key employees of Showboat, Inc. and any of its subsidiaries.

7.2   COOPERATION

      Seller agrees to cooperate with Buyer after Closing in providing, at Buyer's expense such documents as may be reasonably required to effectuate the transactions described in this Agreement, including but not limited to providing any additional consents, amendments to the gaming applications, assignments or other documents as may be required by any third party, including but not limited to any documents required by the Missouri Gaming Commission, St. Louis County or the Coast Guard.

7.3   NO EMPLOYEES

      Seller warrants that the Company and the Partnership do not have and have not had any employees at any time prior to the Closing Date, and as of closing all of Seller's directors and officers shall have resigned their offices with the Company and the Partnership.

7.4   CONFIDENTIALITY

      (a) Seller and Buyer agree to keep the terms of this Agreement confidential following the Closing, provided that nothing herein shall prevent Seller or Buyer from making such disclosures as are required by government agencies or by court order, and Buyer may disclose this Agreement to third parties that are involved in the Project to the extent Buyer determines such disclosure is appropriate. In the event that either Seller or Buyer reasonably believes that public disclosure of this Agreement is appropriate Seller and Buyer shall prepare a mutually agreeable press releases.

      (b)    Seller   agrees   to  keep  the  Project   Documents
confidential following the Closing, provided that nothing herein shall prevent Seller from making such disclosures as are required by government agencies or by court order.

      (c) Buyer agrees to keep the Partnership's gaming application confidential to the extent that the application contains personal information regarding officers and directors of Showboat, Inc. and any of its subsidiaries, provided that nothing herein shall prevent Buyer from making such disclosures as are required by government agencies or by court order.

7.5   PRESERVATION OF LEASE AND GAMING APPLICATION

      Seller agrees to not do anything that would cause a termination of the Lease and Development Agreement between Partnership and the St. Louis County Port Authority (the "Lease") prior to Closing, and agrees to execute at Closing any documents required to retract the termination notice it had given with respect to the Lease. Seller also agrees not to withdraw the Partnership's application to the Missouri Gaming Commission for a class A owner's and class B operator's license or do anything else that would adversely affect that license application, except that Seller may notify the Missouri Gaming Commission of its withdrawal from the Project and may withdraw its application for an operator's license. In accordance with Missouri gaming rules and regulations, Buyer shall cause the Partnership to amend said application with the Missouri Gaming Commission to reflect the change in ownership contemplated under this Agreement. Seller shall coordinate any notifications it makes to the Missouri Gaming Commission, St. Louis County and the Coast Guard with Buyer. Following Closing Seller agrees not to do anything that adversely affects the Partnership's gaming application, except that it is recognized that Seller is permitted to withdraw from the Project and that Seller may respond to questions by any gaming authority regulating its or any of its affiliates regarding the Project and Seller's sale of the Shares to Buyer.

                          ARTICLE VIII
                              COSTS

      Buyer and Seller shall each bear their own costs and expenses incurred or to be incurred in negotiating and preparing this Agreement and in taking whatever actions that may be necessary or appropriate to consummate the transactions contemplated by this Agreement, including the costs of obtaining any consents or approvals.

                           ARTICLE IX
                 RELEASE AND INDEMNITY BY BUYER

9.1   RELEASE BY BUYER

      Buyer, for itself and its successors and assigns, releases and forever discharges Seller, including the officers, directors, employees and agents of the Seller, or any affiliated companies of the Seller, of and from any and all manner of action and causes of action, suits, debts, dues, accounts, contracts, agreements, judgments, claims and demands whatsoever, whether in law or in equity, whether known or unknown, anticipated or unanticipated, disclosed or undisclosed, which now exist or may hereafter arise from any matter, fact, circumstance, happening, or thing whatsoever occurring or failing to occur from the beginning of the world to the date of this Agreement. Buyer does not release any claims that may arise under this Agreement.

9.2   INDEMNIFICATION BY BUYER

      Buyer shall defend, indemnify, and hold completely free and harmless the Seller, including the officers, directors, employees and agents of the Seller, or any affiliated companies of the Seller, from any and all actions and causes of action, suits, debts, dues, accounts, contracts, agreements, judgments, claims, and demands (including attorneys' fees and costs) related to the Company, Southboat Limited Partnership Agreement or the Lease, except that Buyer is not obligated to indemnify Seller for any matters that were not disclosed to Buyer or for any matters that violate Seller's representations, warranties and covenants under this Agreement.

                            ARTICLE X
                 RELEASE AND INDEMNITY BY SELLER

10.1  RELEASE BY SELLER OF BUYER

      Seller, for itself and its successors and assigns, releases and forever discharges Buyer, Company, the Partnership, including the affiliates, officers, directors, employees and agents of the foregoing (collectively referred to as the "Buyer Released Parties"), of and from any and all manner of action and causes of action, suits, debts, dues, accounts, contracts, agreements, judgments, claims and demands whatsoever, whether in law or in equity, whether known or unknown, anticipated or unanticipated,
disclosed   or    undisclosed,    which    now   exist   or  may
hereafter arise from any matter, fact, circumstance, happening, or thing whatsoever occurring or failing to occur from the beginning of the world to the date of this Agreement. Seller does not release any claims that may arise under this Agreement.

10.2  INDEMNIFICATION BY SELLER

      Seller shall defend, indemnify, and hold completely free and harmless the Buyer, including the officers, directors, employees and agents of the Buyer, or any affiliated companies of the Buyer, from any and all loss, liability and expense (including attorneys' fees and costs) related to any default by Seller in its obligations under this Agreement, including any loss, liability and expense incurred by Buyer as a result of any of Seller's representations and warranties in this Agreement not being correct.

                           ARTICLE XI
                       GENERAL PROVISIONS

11.1  CAPTIONS

      The subject headings or captions of the selections and subsection of this Agreement are included only for the purposes of the convenience and shall not affect the construction or interpretation of any provisions contained herein.

11.2  ENTIRE AGREEMENT

      This Agreement (together with all exhibits, documents, agreements and instruments executed or furnished in connection herewith) constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes any and all prior or contemporaneous written or oral negotiations, agreements, representations, and understandings of the parties with respect to such subject matter.

11.3  EXPENSES

      If any legal action or any arbitration or other proceeding is brought is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentations in connection with any the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

11.4  NOTICE

      Any and all notices required under this Agreement shall be in writing and shall be either: (i) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; or (iii) delivered via a nationally recognized overnight courier service, addressed to:

        Seller:      Showboat Development Company
                     2800 Fremont Street
                     Las Vegas, Nevada  89104
                     H. Gregory Nasky, President and Chief
                                       Executive Officer

        Copy to:     John N. Brewer
                     Kummer Kaempfer Bonner & Renshaw
                     3800 Howard Hughes Parkway, Seventh Floor
                     Las Vegas, Nevada  89109

        Buyer:       Futuresouth, Inc.
                     10205 Gravois Road
                     St. Louis, Missouri  63123
                     Dennis Long, President and Chief
                                  Executive Officer

        Copy to:     Frederick J. Berger
                     Riezman & Blitz, P.C.
                     7700 Bonhomme, 7th Floor
                     St. Louis, Missouri  63105

      All  notices  hand-delivered  or  delivered  via  overnight courier shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 11.4.

11.5  MODIFICATION, AMENDMENT OR WAIVER

      This Agreement may not be amended, supplemented or otherwise modified, and none of its terms may be waived, unless such amendment, supplement, modification or waiver is in an express writing and executed by the party or parties to be bound thereby. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right of such party at a later time to enforce the same, and no waiver of any term or provision hereof on any one occasion shall be deemed to be a waiver of the same or any other provision hereof at any subsequent time or times.

11.6  BINDING EFFECT; ASSIGNMENT

      This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, predecessors, parents, affiliates, subsidiaries, divisions, officers, directors, shareholders, employees, advisors, consultants, insurers, attorneys, heirs, executors, administrators and any persons claiming rights by, through or under them; provided, however, that no assignment of any rights or delegation of any obligations provided for herein may be made by either party to this Agreement without the prior written consent of the other party.

11.7  CONSTRUCTION

      This Agreement shall be construed in accordance with its intent and without regard to any presumption or any other rule requiring construction against the party causing the same to be drafted.

11.8  GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada in effect on the date of this Agreement without resort to any conflict of laws principles.

11.9  COUNTERPARTS

      This Agreement may be executed at different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.10 NO THIRD PARTIES BENEFITTED

      This Agreement is made and entered into for the sole protection and benefit of Buyer and Seller, their successors and assigns, and no other person or persons shall have any right of action hereon.

11.11 SEVERABILITY

      If any provision of this Agreement, or any portion of any provision, shall be deemed invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the enforceability and validity of the remaining provisions hereof.

11.12 TIME OF THE ESSENCE

      At all times stated herein, time shall be of the essence.

11.13 GENDER

      Each party to this Agreement agrees that masculine or feminine pronouns shall be substituted for the neuter form and vice versa and the plural shall be substituted for the singular form and vice versa in any place or places herein which the context requires such substitution or substitutions.

11.14 NEUTRAL INTERPRETATION

      The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm's length by the parties hereto.

11.15 SURVIVAL

      All representations, warranties and covenants in this Agreement shall survive closing.

11.16 COUNTERPARTS

      This Agreement may be executed in counterparts. The parties may sign this Agreement and fax a signed copy to the other party. Any party receiving a copy bearing a facsimile signature may rely on such facsimile signature and the facsimile copy is binding on the party that signed it.

      THIS  AGREEMENT  CONTAINS A BINDING  ARBITRATION  PROVISION
WHICH MAY BE ENFORCED BY THE PARTIES.

      In Witness Whereof, the parties hereto have duly executed this Agreement on the date first set forth above.


SELLER                           BUYER

SHOWBOAT DEVELOPMENT COMPANY,    FUTURESOUTH, INC., a Missouri
a Nevada corporation             corporation



By: /s/                          By: /s/
   H. Gregory Nasky                  Dennis Long
   President and Chief               President and Chief
   Executive Officer                 Executive Officer

                           EXHIBIT 1.3

            SCHEDULE OF SELLER'S REIMBURSEMENT COSTS

                          SCHEDULE 3.9

           SCHEDULE OF AND COPIES OF ALL AGREEMENTS UNDER WHICH
                  PARTNERSHIP OR COMPANY HAS OBLIGATIONS

1. Release of All Claims and Indemnification Agreement among Showboat Lemay, Inc., Showboat, Inc., Showboat Development company and Futuresouth, Inc. dated May 1, 1995.

2. Release of all Claims and Indemnification Agreement among Futuresouth, Inc., Showboat Lemay, Inc., Showboat, Inc. and Showboat Development Company dated May 2, 1995.

3. Management Agreement by and between Southboat Partnership and Showboat Operating Company dated as of May 2, 1995.*

4. Administrative Services Agreement by and between Showboat Operating Company and Southboat Partnership dated as of May 2, 1995.*

5. Trademark License Agreement by and between Showboat, Inc. and Southboat Partnership dated as of May 2, 1995.*

6. Agreement   of   Limited  Partnership  of   Southboat   Limited
   Partnership dated May 1, 1995

7. Letter Agreement between Showboat Lemay, Inc., Futuresouth, Inc. and Southboat Limited Partnership dated as of September 20, 1995.

8. Lease and Development Agreement dated as of October 13, 1995, First Amendment to Lease and Development Agreement dated as of May 1996, and Second Amendment to Lease and Development Agreement dated as of December 12, 1996.

9. Box Suite Lease and Ticket Option Agreement between the Rams Football Company, Inc. and Showboat Lemay, Inc.



*Agreements  by  their terms terminate once  Showboat  no  longer
maintains   an   equity   interest  in  the   Southboat   Limited
Partnership.

                          SCHEDULE 3.10

             SCHEDULE OF ALL PARTNERSHIP LIABILITIES

      All liabilites due and owing as of the Closing Date have been paid.

                          SCHEDULE 3.11

        SCHEDULE OF ALL PARTNERSHIP AND COMPANY PROPERTY


      Showboat Lemay, Inc. has no property other than $100 in a bank account.

      Southboat  Limited  Partnership  has no property other than
the  property   leased  pursuant  to  the  Lease  and Development
Agreement dated October, 13, 1995.

                          SCHEDULE 3.17

  DISCLOSURE OF ALL OTHER GAMING PROJECTS SELLER IS INVOLVED IN
         LOCATED IN MISSOURI OR EAST ST. LOUIS, ILLINOIS

      None.